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                              OVERADVANCE AGREEMENT
                                       AND
                     FIRST AMENDMENT TO FINANCING AGREEMENT


                                                      October 3, 2001

VIA TELECOPIER

Archibald Candy Corporation                           Sweet Factory, Inc.
1137 West Jackson Blvd.                               1137 West Jackson Blvd.
Chicago, Illinois 60607                               Chicago, Illinois 60607

          RE: Financing Agreement dated as of June 28, 2001 (the "Financing
              Agreement") among The CIT Group/Business Credit, Inc., as Agent (the "Agent"), the Lenders that are parties thereto, and Archibald Candy Corporation and Sweet Factory, Inc. (collectively, the "Companies"), as borrowers

Ladies and Gentlemen:

     Reference is made to the Financing Agreement. Capitalized terms used in this letter and not specifically defined herein shall have the meanings given to such terms in the Financing Agreement.

     1. OVERADVANCE FACILITY. The Companies have requested that the Agent and the sole Lender agree to make available to the Companies, Revolving Loans of up to $5,000,000 in the aggregate in excess of Availability (the "Overadvances") during the period commencing on the date hereof and ending on December 28, 2001. The Agent and the sole Lender have agreed to this request on the following terms:

     (a) The aggregate amount of the Overadvances shall not exceed $5,000,000 from the effective date of this letter through December 27, 2001. The Overadvance shall reduce to zero and be due and payable in full on December 28, 2001.

     (b) All Revolving Loans comprising the Overadvance shall constitute Obligations under the Loan Agreement.

     (c) The Companies failure to reduce and repay the Overadvance as required herein shall constitute an Event of Default.

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Archibald Candy Corporation
Sweet Factory, Inc.
October 3, 2001
Page 2

     2. CONDITIONS TO OVERADVANCE. In consideration of the agreement of the Agent and the sole Lender to provide the Overadvances to the Companies, the Companies hereby agree as follows:

     (a) The Companies shall pay to the Agent a fee of $250,000 (the "Overadvance Fee"), $125,000 of which shall be for the benefit of the sole Lender and $125,000 of which shall be for the benefit of the "Participants" (as that term is defined in paragraph 2(b) below). The Overadvance Fee shall be fully earned by Lender on the date of the effectiveness of this letter agreement and shall be nonrefundable under all circumstances, but shall be due and payable on December 28, 2001. The Agent may charge such fee to the Companies' Revolving Loan Account on the due date thereof.

     (b) On or prior to the date hereof, certain shareholders of Parent (the number and identity of which shall be satisfactory to the Agent) (collectively, the "Participants") shall execute and deliver to the Agent a participation agreement in form and substance satisfactory to Agent.

     (c) The Companies, the Agent and the banks at which the Companies have their operating accounts shall have entered into lockbox and blocked account agreements in form and substance satisfactory to the Agent.

     3. AMENDMENT TO FINANCING AGREEMENT. This letter also shall confirm the agreement of the Agent, the sole Lender and the Companies to amend the Section
7.10 of the Financing Agreement by inserting at the end thereof two new Sections 7.10(j) and 7.10(k) that read as follows:

              "(j) The Companies shall not suffer or permit
        Consolidated EBITDA to be less than $28,000,000 as of the end of the Companies' fiscal quarter ending in February 2002 for the six-month period ending on such date.

              (k) On or prior to March 31,2002, Archibald shall have
        (i) received not less than $5,000,000 in cash from an equity contribution from Parent or otherwise or (ii) completed a sale-leaseback (or a series of sale-leasebacks) of Archibald's owned real estate resulting in not less than $8,000,000 in net cash proceeds to Archibald, in each case on terms satisfactory to the Agent."

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Archibald Candy Corporation
Sweet Factory, Inc.
October 3, 2001
Page 3

     4. MISCELLANEOUS MATTERS. The Agent and the sole Lender have granted their consent to the Overadvances in this particular instance in light of the facts and circumstances that presently exist, and the grant of such consent shall not constitute a course of dealing or impair the Agent's or the Lenders' rights to withhold their consent to any similar request in the future, or to condition such consent on different terms. Except as expressly modified by this letter, all terms and provisions of the Financing Agreement shall remain unmodified and in full force and effect, and shall apply with such force and effect to this letter agreement.

     In order to induce the Agent and the Lenders consent to the Overadvances described above, the Companies represent and warrant to the Agent and the Lenders that no Default or Event of Default exists under the Financing Agreement as of the date hereof after giving effect to this letter agreement. The Companies further represent and warrant that:

     (a) the execution, delivery and performance by each Company of this letter is within its corporate power, has been duly authorized by all necessary corporate action, has received all necessary governmental, regulatory or other approval (if any are required) and does not and will not contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order or (iii) its certificate of incorporation or by-laws and does not and will not contravene or conflict with, or cause any lien to arise under, any provision of any agreement or instrument binding upon it or upon any of its property;

     (b) this letter and the Financing Agreement, as amended by this letter, are the legal, valid and binding obligations of such Company, enforceable against it in accordance with their terms, except as enforcement thereof may be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in equity or law or otherwise); and

     (c) all of the representations and warranties contained in the Financing Agreement are true and correct as of the effective date of this letter, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

     THIS LETTER IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this letter will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this letter is prohibited by or invalid under such law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this letter. This letter may be executed in any number of counterparts and by the different parties on separate counterparts and each such

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Archibald Candy Corporation
Sweet Factory, Inc.
October 3, 2001
Page 4

counterpart is deemed to be an original, but all such counterparts together constitute but one and the same letter. This letter is binding upon each Company, the Lenders, the Agent and their respective successors and assigns and inures to the benefit of each Company, the Lenders, the Agent and their respective successors and assigns. No Company has the right to assign its rights or delegate its duties under this letter. The Companies affirm and acknowledge that Section 8.4 of the Financing Agreement applies to this letter and the transactions and agreements and documents contemplated under this letter.

     Please indicate the Companies' agreement to the terms and provisions of this letter by executing this letter where indicated below. In addition, Parent and each Subsidiary Guarantor also must execute this letter where indicated below to confirm that the foregoing agreements and amendments to the Financing Agreement shall not affect, modify or diminish its obligations to the Agent and the Lenders under any instrument of guaranty or any related pledge or security agreement executed in favor of the Agent in connection with the Financing Agreement. This letter shall become effective upon CIT's receipt of this letter executed by the Companies, Parent and all Subsidiary Guarantors.

                                         Very truly yours,

                                         THE CIT GROUP/BUSINESS CREDIT, INC., as
                                          Agent and the sole Lender


                                         By: /s/ Tom Karlov
                                                --------------
                                         Title: VICE PRESIDENT


Agreed to this 3rd day of October, 2001:

ARCHIBALD CANDY CORPORATION                SWEET FACTORY, INC.


By: /s/ Richard J. Anglin                  By: /s/ Richard J. Anglin
       ---------------------                      ---------------------
Title: V.P. & CHIEF FINANCIAL OFFICER      Title: V.P. & CHIEF FINANCIAL OFFICER

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Archibald Candy Corporation
Sweet Factory, Inc.
October 3, 2001
Page 5

     Each of the Guarantors hereby agrees and confirms that such Guarantor's obligations and liabilities to the Agent and the Lenders under any guaranty agreement, pledge agreement, security agreement or other agreement executed by such Guarantor in connection with the Financing Agreement remain unmodified and in full force and effect notwithstanding the agreement of the Agent and the sole Lender to permit the Overadvances to the Companies and to amend the Financing Agreement in the manner contemplated above.


FANNIE MAY HOLDINGS, INC.                  SWEET FACTORY GROUP, INC.


By: /s/ Richard J. Anglin                  By: /s/ Richard J. Anglin
       ---------------------                      ---------------------
Title: V.P. & CHIEF FINANCIAL OFFICER      Title: V.P. & CHIEF FINANCIAL OFFICER


SF PROPERTIES, INC.                        SF CANDY COMPANY


By: /s/ Richard J. Anglin                  By: /s/ Richard J. Anglin
       ---------------------                      ---------------------
Title: V.P. & CHIEF FINANCIAL OFFICER      Title: V.P. & CHIEF FINANCIAL OFFICER


ARCHIBALD CANDY (CANADA) CORPORATION


By: /s/ Richard J. Anglin
       ---------------------
Title: V.P. & CHIEF FINANCIAL OFFICER